SoFi Completes Acquisition of Technisys

SAN FRANCISCO, CALIF. - March 3, 2022 - SoFi Technologies, Inc. (“SoFi”), the digital personal finance company, today announced the completion of its acquisition of Technisys S.à.r.l. (“Technisys”), a leading cloud-native, digital multi-product core banking platform.

Technisys adds a unique, strategic technology and business to the SoFi family, bolstering SoFi in its pursuit to provide best-of-breed products as a one-stop-shop financial services platform, and complementing and enhancing SoFi’s Galileo business, in SoFi’s overall pursuit to build the AWS of fintech. The combined Galileo/Technisys technology stack will create what is expected to be the only end-to-end vertically integrated banking technology stack, from user interface development capabilities to a customizable multi-product banking core and ledger with fully integrated processing and card issuing available for SoFi products and Galileo/Technisys partners. The combination of Technisys’ platform with Galileo will uniquely support multiple products – including checking, savings, deposits, lending and credit cards – as well as future products, all surfaced through industry-leading APIs. Together, Galileo and Technisys are expected to enable the combined company to meet both the expanding needs of their existing partners, as well as serve additional established banks, fintechs and non-financial brands looking to enter financial services.

The acquisition is also expected to add to the high revenue growth rate of SoFi and accelerate its three-year revenue CAGR. Together, the companies can better serve Galileo’s consumer fintech and enterprise partners seeking to add product offerings to their 100 million enabled customer accounts across the U.S., Mexico and Colombia, and Technisys’ more than 60 established bank, fintech and non-financial brands in Latin America and the U.S., while expanding both companies’ partner bases in the U.S. and an addressable market across 16 countries. The estimated incremental revenue from the acquisition, including base revenue of Technisys and revenue synergies of the vertically integrated capabilities, is expected to add a cumulative $500 to $800 million through year-end 2025, at high incremental margins.
SoFi also expects to leverage this modern technology stack to capture significant savings in third-party costs by integrating Technisys. Once SoFi has migrated off its current multiple third-party cores to a single owned and operated Technisys core, it expects to be able to innovate even faster, perform more real-time decisioning, and offer greater personalization for its approximately three and a half million members. SoFi estimates this shift and the vertical integration with Galileo will create approximately $75 to $85 million in cumulative cost savings from 2023 to 2025 and approximately $60 to $70 million annually thereafter.

About SoFi
SoFi’s mission is to help our members achieve financial independence to realize their ambitions. Our products for borrowing, saving, spending, investing and protecting give our three and a half million members fast access to tools to get their money right. SoFi membership comes with the key essentials for getting ahead, including career advisors and connection to a thriving community of like-minded, ambitious people. SoFi is also the naming rights partner of SoFi Stadium, home of the Los Angeles Chargers and the Los Angeles Rams. For more information, visit SoFi.com or download our iOS and Android apps.

Cautionary Statement Forward-Looking Statements
This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of SoFi and Technisys and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks and uncertainties. These forward-looking statements are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “opportunity”, “future”, “strategy”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strive”, “would”, “will”, “will be”, “will continue”, “will likely result” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: the effect and uncertainties related to the COVID-19 pandemic (including any government responses thereto); SoFi’s ability to achieve and maintain profitability in the future; the impact on SoFi’s business of the regulatory environment and complexities with compliance related to such environment; SoFi’s ability to respond to general economic conditions; SoFi’s ability to manage its growth effectively and its expectations regarding the development and expansion of its business; SoFi’s ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth; the success of SoFi’s continued investments in its Financial Services segment and in its business generally; the success of SoFi’s marketing efforts and its ability to expand its member base; SoFi’s ability to maintain its leadership position in certain categories of its business and to grow market share in existing markets or any new markets it may enter; SoFi’s ability to develop new products, features and functionality that are competitive and meet market needs; SoFi’s ability to realize the benefits of its strategy, including what SoFi refers to as its financial services productivity loop; SoFi’s ability to make accurate credit and pricing decisions or effectively forecast its loss rates; SoFi’s ability to establish and maintain an effective system of internal controls over financial reporting; SoFi’s ability to realize the anticipated benefits of its acquisition of Golden Pacific Bank; the impact of additional regulation as a result of SoFi’s becoming a bank holding company; SoFi’s ability to operate SoFi Bank pursuant to its operating agreement with the Office of the Comptroller of the Currency; the outcome of any legal or governmental proceedings that may be instituted against SoFi or Technisys; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, integration or as a result of changes in economic or market environments and competitive factors; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by SoFi’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of SoFi and Technisys. Additional factors that could cause results to differ materially from those described above can be found in SoFi’s Annual Report on Form 10-K for the annual period ended December 31, 2021, which is on file with the SEC and available on SoFi’s investor relations website, https://investors.sofi.com, under the heading “Financials,” and in other documents SoFi files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SoFi does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Contact
Media
Rachel Rosenzweig
rrosenzweig@sofi.com

Investor Relations
Andrea Prochniak
aprochniak@sofi.com

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